Unaudited Interim Condensed Consolidated Statement of Other Comprehensive (Loss) Income - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2018	Jun. 30, 2017
Unaudited Interim Condensed Consolidated Statement of Other Comprehensive (Loss) Income
Net (loss) income for the period	$ (5,270)	$ 941,236
Other comprehensive income (loss) to be reclassified to profit or loss in subsequent periods:
Change in fair value of available-for-sale financial assets		(160)
Exchange differences from translation from functional currencies to the presentation currency	(2,514)	77,023
Net other comprehensive (loss) income to be reclassified to profit or loss in subsequent periods	(2,514)	76,863
Other comprehensive (loss) income	(2,514)	76,863
Total comprehensive (loss) income	(7,784)	1,018,099
Attributable to:
Equity holders of the Parent	$ (7,784)	$ 1,018,099